Exhibit 99.1

Oc tobe r 202 3 Focused on Addressing the $65+ Billion Connectivity and Communications Market with Secure and Reliable Solutions Na s d a q : C O M S

Forward Looking Statement Certain of the information contained in this presentation may contain “forward - looking information” . Forward - looking information and statements may include, among others, statements regarding the future plans, costs, objectives or performance of the Company, or the assumptions underlying any of the foregoing . In this presentation, words such as “may”, “would”, “could”, “will”, “likely”, “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate” and similar words and the negative form thereof are used to identify forward looking statements . Forward - looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether, or the times at or by which, such future performance will be achieved . Forward - looking statements and information are based on information available at the time and/or management’s good - faith belief with respect to future events and are subject to known or unknown risks, uncertainties, assumptions and other unpredictable factors, many of which are beyond the Company’s control . These risks, uncertainties and assumptions include, but are not limited to, those described under “Risk Factors” in the Company’s latest Annual Report on Form 10 - K, and its Quarterly Reports on Form 10 - Q . The Company does not intend, nor does the Company undertake any obligation, to update or revise any forward - looking information or statements contained in this presentation to reflect subsequent information, events or circumstances or otherwise, except if required by applicable laws . Page 2

COMSovereign
CONNECTING TOMORROW
Company Overview

COMSovereign Provides Secure, Resilient, Rapidly Deployable Solutions

U.S.- Based, 30+ years of Innovation	Experts in Network Infrastructure	700+ Service Providers & Enterprise Customers
Strong Global Partnerships	Global Market Opportunity of $65+ Billion	100+ Patents

- Service Providers and enterprises are undergoing a paradigm shift from hardware infrastructure to open, software-driven, cloud-centric, fully automated and powered by AI-driven analytics
- COMS acquired companies which have a rich history of innovation, leading-edge technology, and a foundation of valuable IP that we are building on
- R&D focused on providing secure, reliable connectivity solutions
- Enterprises and governments require connectivity and software solutions that enable them to manage their increasingly complex infrastructure
- Go-to-market model leveraging our installed base of customers and partners while introducing new business solutions focused on software and integrating security and AI, representing a significant growth opportunity

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• Implementing Comprehensive Business Transition Plan ▪ Historically, multiple acquisitions were completed, lacking integration and structure resulting in significant complexities, inefficiencies and costs ▪ Completed the sale and disposition of certain non - core assets, streamlining and focusing our operations ▪ Greatly reduced G&A and overhead expenses, simplified the structure • SEC Compliance Plan ▪ Our accounting challenge has been tied to the previous entity structure requiring multiple valuation analyses of related Goodwill and Intangibles ▪ At the start of 2023, driven by our business transition plan, we successfully simplified our business and reporting structure! • Sales and Support of Customers is Ongoing ▪ Multiple new wireless connectivity deployments ▪ Edge compute certifications and implementations ▪ 5G system work continues with key partners in government and academia Page 4 CONNECTING TOMORROW Company Update We Continue to Execute Against Our Transition Plan to Focus the Business

CONNECTING TOMORROW Drone Aviation Design, Implementation and On - Going Services of Persistent Aerial Platforms for Government, Military and Commercial Applications DragonWave Solutions Connectivity Hardware, Software, AI, and Services Solutions for Public and Private 4G LTE/5G Networks Our Product Groups Page 5

CONNECTING TOMORROW Page 6 Participating in Multiple Large Addressable Markets Including Secure Wireless Connectivity, AI, and Aerial Platforms • Global Point - to - Point Microwave Antenna market size was estimated to be worth USD $3.88 billion in 2022 and is forecast to reach USD $7.98 billion by 2030 with a CAGR of 8.36 Percent (source VMR, July 2023) • According to Allied Market Research, the global ‘AI in telecommunications’ market size was valued at $1.2 billion in 2021, and is projected to reach $38.8 billion by 2031, growing at a CAGR of 41.4% from 2022 to 2031 • The global aerostat systems market size is estimated to reach $1.32 billion in 2023 and is expected to grow to $19.9 billion by 2027 at a compound annual growth rate (CAGR) of 15.2% (Research and Markets, July 2023) Our Product Portfolio: TAM

COMSovereign CONNECTING TOMORROW
Our Product Portfolio: DragonWave Solutions

BRINGING CAPACITY TO, and ENABLING, 5G NETWORKS

- **Carrier Network Grade, Innovative AI-Driven Hardware & Software**
  - Leveraging decades of in-the-field deployments with advances including building the first quantum-safe data link/backhaul and private network solutions
  - Instant standup of private 4G LTE and 5G networks anywhere on the globe



- **Wireless Transport is a 5G Enabler**
  - Reliance on microwave remains core to 5G deployments
  - Wireless backhaul addresses concerns specific to:
    - * Lack of existing infrastructure
    - * Challenging environments
  - Traditional microwave and mmW point to point:
    - * High-capacity, line-of-sight at maximum distance for last mile connectivity
  - Robust and flexible small cell transport:
    - * Self-optimizing, simple setup and operation
  - Out-of-the-box LTE systems for research labs, mobile operators and public or private networks







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CONNECTING TOMORROW CLOUD - BASED Applications Focused on EDGE and Network OPERATIONS • Edge Centric Virtualization pushing infrastructure close to the customer • Superior Customer Experience due to Local Routing – "Data stays Local" • Robust Element Management Systems, Configuration, Compliance, and Cyber Security Capabilities - > and the associated data enabling us to extend our solutions to proactively solve our customer’s challenges • Secure, Economical & Intelligent Our Product Portfolio: DragonWave Solutions Page 8

CONNECTING TOMORROW CONTINUING to Leverage ARTIFICIAL INTELLIGENCE in the NETWORK Proactive, real - time management of spectrum, network, power, and application data to improve operations • Focusing on configuration, change, power, operations, and customer experience • Integrated data collection from radios, management systems, ticketing, CRM, and OSS/BSS Allowing our Customers to Focus their Knowledgeable Resources on the Hard Problems Our Product Portfolio: DragonWave Solutions Page 9

CONNECTING TOMORROW “WASP/ADAPT” ▪ Sold to Department of Defense and Dept of Homeland Security / Customs & Border Protection, and other international government & commercial customers ▪ Highly acclaimed for capabilities and ease - of - use in the field ▪ Technological developments well underway to remain best - in - class • Product Technology RAPID DEPLOYABLE TETHERED Platforms for Surveillance • Proven Track Record ▪ Tethered aerostat achieves up to 1,500’ above ground for extended range ▪ Quad and hex rotor tethered units achieve up to 400’ (900’ for HM - L) above ground in minutes ▪ Power provided from the ground for extremely long station - keeping abilities (persistence) ▪ Tested and integrated safety features to prevent ‘fly - aways’ and ground incidents Our Product Portfolio: Drone Aviation Page 10

CONNECTING TOMORROW Near Term Medium Term L o ng T e r m Introduce recurring revenue with SaaS P r oduc t s P r oduc t s P r oduc t s S aa S S aa S $ New Business Models Evolve from hardware - centric to SaaS Accelerating scale, while increasing adoption of new solution capabilities, COMS adding predictability of future revenues Continue to innovate and evolve our portfolio with new capabilities & IP, expand to new markets, always leveraging our channels. Page 11

Customer Footprint in 150 Countries CONNECTING TOMORROW Page 12

OEM / Reseller Partners Gl o b a l C a rr i e r Ne t work s Private Networks Customer/Partner Highlights CONNECTING TOMORROW Page 13

COMSovereign
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Leadership Team



David Knight
CEO, President & Director

A seasoned and successful technology and operations executive having managed and led transformations and M&A at multiple technology and services companies including Dispersive Holdings, Federos (acquired by Oracle), Motorola, SEI and Micromuse (acquired by IBM)



Dustin McIntire, PhD.
Chief Technology Officer

Electrical design engineer with 20+ years of experience designing hardware and software for embedded and consumer electronics, wireless communications systems and IoT, leading programs for DARPA, the US Army and companies including Tranzeo Wireless, Arrayent and Prodea



Keith Kaczmarek
Chief Revenue Officer

Experienced technology & business development executive in telecommunications, data storage and public safety, having led the roll-out of next generation products and services for multiple start-ups and large-scale wireless companies including VNC (acquired by COMSovereign), Powerwave, Teligent, Nextel, AirTouch, and GTE



Bud Patterson
EVP, Manufacturing & Supply Chain

Proven program manager with 30+ years of operational & engineering experience in the development of wireless communications systems and semiconductors at companies including Coretex, Tranzeo Wireless, Sensoria Corporation, Accelerix, MOSAID Technologies, Rockwell Semiconductor Systems and Brooktree Corporation

Independent Directors

- **JAMES "Spider" MARKS**
  U.S. Army General (ret.), US Military Hall of Fame Intelligence Member and an analyst to the U.S. Congress, NATO, universities and CNN
- **RICHARD BERMAN**
  35+ years of venture capital, senior management, M&A experience, former Director of the Year - NY
- **KAY KAPOOR**
  30+ years leading complex organizations, COO of Lockheed Martin's IS7GS Division, Chair & CEO of Accenture Federal Services, President - AT&T FirstNet
- **BILL WHITE**
  30+ years of CFO, Accounting, Financial Management and Operations experience with microcap/small cap companies

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COMSovereign
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Key Takeaways

Demand for Connectivity and Data is Increasing Exponentially
We are Ready to Increase our Share of the Market Opportunity!

- Top-tier customer base with growing demand in a $65+ billion addressable market!
- Building on our core capabilities around connectivity solutions expanding and extending our offerings in software and AI
- U.S.-based with domestic production
- Explosive growth of 5G, FWA, and AI markets driving growth opportunities
- Legacy of market-leading innovation with focused portfolio

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COMSovereign
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Thank You

David Knight, CEO and President
COMSovereign Holding Corp.
dknight@comsovereign.com

Steve Gersten, Investor Relations
COMSovereign Holding Corp.
investors@comsovereign.com

Michael Glickman, Media Relations
COMSovereign Holding Corp.
investors@comsovereign.com